UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
April 10, 2024
Date of Report (Date of earliest event reported)

LENNAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5505 Waterford District Drive, Miami, Florida 33126
(Address of principal executive offices) (Zip Code)
(305) 559-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.10	LEN	New York Stock Exchange
Class B Common Stock, par value $.10	LEN.B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 10, 2024, the Company held its 2024 Annual Meeting of Stockholders, during which seven proposals were voted upon by the Company’s stockholders. The proposals are described in detail in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on February 29, 2024 (the “2024 Proxy Statement”). The final results for each of the matters submitted to a vote of stockholders at the meeting were as follows:
1.    The following individuals were elected as directors to serve until the 2025 Annual Meeting of Stockholders:

	Votes For	Votes Against	Votes Abstaining	Broker Non-votes
Amy Banse	462,935,865	35,062,088	19,257,822	22,711,910
Theron I. ("Tig") Gilliam	477,890,234	20,140,896	19,224,645	22,711,910
Sherrill W. Hudson	470,716,645	27,301,109	19,238,021	22,711,910
Jonathan M. Jaffe	491,567,862	6,466,840	19,221,073	22,711,910
Sidney Lapidus	474,936,984	23,078,992	19,239,799	22,711,910
Teri P. McClure	451,616,632	46,393,807	19,245,336	22,711,910
Stuart Miller	436,466,111	61,497,153	19,292,511	22,711,910
Armando Olivera	474,745,751	23,281,162	19,228,862	22,711,910
Dacona Smith	496,183,992	1,841,209	19,230,574	22,711,910
Jeffrey Sonnenfeld	450,403,853	47,326,343	19,525,579	22,711,910
Serena Wolfe	483,631,924	14,385,664	19,238,187	22,711,910
2.    Stockholders approved, on an advisory basis, the compensation of our named executive officers described in the 2024 Proxy Statement. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
408,441,162	108,472,713	341,900	22,711,910
3.    Stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending November 30, 2024. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
530,138,661	9,669,676	159,348	—
4.    Stockholders approved an amendment to our Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
486,681,241	30,343,953	230,581	22,711,910
5.    Stockholders did not approve a stockholder proposal requesting a report disclosing the Company’s political spending and related policies and procedures. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
102,681,545	394,325,542	20,248,688	22,711,910
6.    Stockholders did not approve a stockholder proposal requesting a report disclosing the Company’s LGBTQ equity and inclusion efforts in its human capital management strategy. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
83,595,493	413,438,716	20,221,566	22,711,910
7.    Stockholders did not approve a stockholder proposal requesting a report on the Company’s plans to reduce greenhouse gas emissions. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
102,987,584	393,975,195	20,292,996	22,711,910

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Document

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Lennar Corporation, dated April 10, 2024.
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2024	Lennar Corporation

	By:	/s/ Diane Bessette
	Name:	Diane Bessette
	Title:	Vice President and Chief Financial Officer